Resource Credit Income Fund

Supplement dated June 20, 2016
to the Statement of Additional Information dated February 1, 2016.

Jeffrey F. Brotman has resigned his position as a Trustee effective May 24, 2016. Any information in the Statement of Additional Information to the contrary should be disregarded.

This Supplement, the Fund’s Prospectuses, as may be supplemented from time to time, and the Fund’s Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-855-747-9559 or by visiting www.ResourceCreditIncome.com.